UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8–K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2014

CANADIAN DERIVATIVES CLEARING CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number: 002-69458
_____________________________________

Canada	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

800 Victoria Square, P.O. Box 61, Montreal, Quebec, Canada
H4Z 1A9
(Address of principal executive offices, including zip code)

514-871-3545
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1
List of Underlying Interests of Canadian Derivatives Clearing Corporation options listed on the Montreal Exchange and offered for sale in the United States pursuant to CDCC’s Registration Statement on Form S-20 as of September 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Glenn Goucher
Name:	Glenn Goucher
Title:	President and
Chief Clearing Officer

Date: October 2nd, 2014

By:	/s/ Pauline Ascoli
Name:	Pauline Ascoli
Title:	Assistant Secretary

Date: October 2, 2014

EXHIBIT INDEX
Exhibit Number	Description

99. 1
List of Underlying Interests of Canadian Derivatives Clearing Corporation options listed on the Montreal Exchange and offered for sale in the United States pursuant to CDCC’s Registration Statement on Form S-20 as of September 30, 2014.